Demand Note	9 Months Ended	12 Months Ended
	Mar. 31, 2019	Jun. 30, 2018
Notes to Financial Statements
Demand Note

5. Renegotiated Debt

On July 19, 2018, Geis-Hides Consulting LLC entered into an Accord and Debt Satisfaction Agreement with the Company in which the consulting firm agreed to release the Company from all liabilities arising from the Original Contract and Debt Repayment Plan dated December 15, 2013 totaling $132,000 and received cash of $65,000 and 260,000 common shares in satisfaction. The common shares were valued at the market price on the date of settlement at $0.06 per common share. The gain of $51,400 on the settlement of debt was reflected on the Statements of Operations as “other income” for the nine-month period ended March 31, 2019.

5. Demand Note

On May 21, 2018, the Company received $250,000 in exchange for a promissory note from Acuitas Group Holding LLC. The promissory note carries 10% interest per year and has a maturity date of 10 business days of demand by Payee. The promissory note also has a provision that in the event of a superseding equity financing transaction, the Payor will receive 50% warrant coverage on same terms as if the superseding transactions occurs. On July 3, 2018, the Company entered into an equity financing transaction which resulted in Acuitas Group Holding LLC., receiving 833,333 warrants that expire on July 3rd 2024 with an exercise price of 1.8 cents per share. The Company valued the warrants at $29,666 using the Black Scholes Model and the following assumptions were used: volatility – 169%; Term – 6 years; Risk Free Rate – 2.96%; dividend rate – 0.00%. Based on their relative fair value, the Company allocated $26,519 of the proceeds to the warrants, which was recorded as additional interest expense for the year ended June 30, 2018. As the promissory note was converted into common stock subsequent to June 30, 2018, the balance as of June 30, 2018 is classified as long term on the accompanying balance sheet.